Exhibit 99.3

EXECUTIVE SUMMARY
Third Party Due Diligence Review

November 2, 2026

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on residential mortgage loans acquired by Morgan Stanley Mortgage Capital Holdings LLC (the “Client”) in a bulk purchase. The review included a total of 702 residential mortgage loans in connection with certain MSRM 2026 November Securitization transactions (each a “Securitization”). The Review was conducted from November 2025 through November 2026 on mortgage loans originated between November 2025 and September 2026.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors

i.	Income / Assets

●	Validate borrower(s) monthly gross income

●	Validate funds required to close, required reserves

●	Review file documentation for required level of income and asset verifications

ii.	Employment Status

●	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

●	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations : PITI, HOA, PMI, etc.

●	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

●	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

●	Documentation meets Appendix Q requirements for QM Loans

viii.	Credit History

●	Review credit report for credit history and required credit depth including any / all inquiries

●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value

c.	Review borrower’s occupancy

d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrower’s income, debt, and credit history, to support borrower’s willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed

g.	Provide Audit 1008 with accurate data based on file documentation

h.	Confirm Loan Approval conditions were met

i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and

ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.

ii.	Consider Income and Assets:

○	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;

○	The consumer’s debt obligations, alimony, child support; and

○	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification of compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;

iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;

iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and

vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. In relation to cash out refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:

i.	Federal High-Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High-Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to:

i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

f.	Ensure that the appraisal conforms to the guidelines provided from the Client.

g.	Review appraisal to ensure all required documents were included.

h.	Review location map provided within the appraisal for external obsolescence.

i.	Ensure highest and best use and zoning complies with guidelines.

j.	Confirm there are no marketability issues that affect the subject property.

k.	Ensure subject property does not suffer any functional obsolescence.

l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

m.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal was eligible for FHLMC Collateral Rep and Warrant Relief. In the event the CU score was greater than 2.5, or the appraisal was Not Eligible for FHLMC Collateral R&W Relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. Based on guidance from the seller, secondary valuation products may have been provided on loans that had an acceptable CU score or were Eligible for FHLMC R&W Relief.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (702 loans in total):

Seventy-eight (78) loans had an AVM, fifteen (15) loans had a Secondary Appraisal, and two hundred sixty-nine (269) loans had Desk Reviews. Consolidated Analytics has independent access to the valuation products ordered by the Client.

If a loan with an AVM or Desk Review fell outside of a -10% tolerance, had an AVM FSD score that exceeded allowable thresholds, or was inconclusive, then an additional secondary valuation product was obtained. There were eleven (11) occurrences of this. In these instances, two (2) Desk Reviews, zero (0) Field Reviews, and two (2) Secondary Appraisals were obtained, all of which supported value.

There were zero (0) PIW loans.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the seven hundred and two (702) mortgage loans reviewed, three hundred eighty-five (385) unique mortgage loans (54.84% by loan count) had a total of eight hundred eighty-four (884) discrepancies across fifty-two (52) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Qualifying All Borrower Residual Income	138	15.61%
Qualifying Total Reserves Number of Months	87	9.84%
Application Date	63	7.13%
MIN No	61	6.90%
Property Value	59	6.67%
DSCR	49	5.54%
Property Type	43	4.86%
PITIA	40	4.52%
Sales Price	39	4.41%
Qualifying Total Debt Income Ratio	36	4.07%
Note Date	27	3.05%
ULI	24	2.71%
Qualifying FICO	22	2.49%
P&I	19	2.15%
Verified Doc Type	17	1.92%
T & I Payment	15	1.70%
Amortization Term	14	1.58%
Calculated DSCR	10	1.13%
Qualifying LTV	10	1.13%
Qualifying CLTV	10	1.13%
Prepayment Penalty	9	1.02%
Monthly Taxes	9	1.02%
Loan Product Type	8	0.90%

Maturity Date	7	0.79%
Closing/Settlement Date	6	0.68%
Credit QM/ATR Designation	5	0.57%
Escrows	5	0.57%
Margin	4	0.45%
Loan Purpose	4	0.45%
Co Borrower First Name	4	0.45%
Co Borrower Last Name	4	0.45%
First Payment Date	4	0.45%
Lock Date	3	0.34%
Index	3	0.34%
Property City	3	0.34%
First Pymt Date	2	0.23%
As-Is Value	2	0.23%
Interest Rate	2	0.23%
Monthly Insurance	2	0.23%
Original LTV	2	0.23%
Mo. Insurance	2	0.23%
Total Liquid Assets Available For Close	1	0.11%
Originator QM Status	1	0.11%
Prepayment Penalty Total Term	1	0.11%
Property No Units	1	0.11%
DSCR Fusion	1	0.11%
Property Address	1	0.11%
Total Qualified Assets Available	1	0.11%
Mo Pymt (P&I)	1	0.11%
Prepymt - May/Will Not Penalty	1	0.11%
Postal Code	1	0.11%
LTV	1	0.11%
Grand Total	884	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	642	$301,074,064.00	91.45%
Event Grade B	60	$41,635,068.00	8.55%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	702	$342,709,132.00	100.00%
Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	674	96.01%
Event Grade B	28	3.99%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	702	100.00%

Compliance Results: (As applicable, 352 loans within the population did not receive a Compliance Review)
Event Grade	Loan Count	Percent of Sample
Event Grade A	327	93.43%
Event Grade B	23	6.57%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	350	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	692	98.58%
Event Grade B	10	1.42%
Event Grade C	0	0%
Event Grade D	0	0%

Total Sample	702	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have more than one exception. In such cases, the exception resulting in the lowest grade would drive the loan grade for that component of the review. The overall loan grade is the lowest grade for any one review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	489
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	17
		Missing VOM or VOR	7
		Borrower 1 3rd Party VOE Prior to Close Missing	7
		Deed Missing or Defective	7
		Title Insurance Missing or Defective	7
		Rent Loss Insurance Missing	6
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	6
		DSCR Minimum Not Met	6
		Income and Employment Do Not Meet Guidelines	6
		Entity Documentation - Missing or Defective	5
		Purchase Contract is Incomplete	5
		Verified Liquid Assets Insufficient For Closing	5
		Assets do not meet guideline requirements	5
		Audited Reserves are less than Guideline Required Reserves (Number of Months)	5
		Subject Property Lease - Missing or Defective	5
		Borrower Non-US Citizen Identification Document Missing	4
		Evidence of Primary Residence and Rent-Free Scenario Missing or Defective	4
		The Final 1003 is Not Executed	4
		Asset Qualification Does Not Meet Guideline Requirements	3
		Audited HCLTV Exceeds Guideline HCLTV	3
		Audited CLTV Exceeds Guideline CLTV	3
		PUD Rider is Missing	3
		Audited LTV Exceeds Guideline LTV	3
		Title Coverage is Less than Subject Lien	3
		Hazard Insurance Missing or Defective	3
		Purchase is not considered to be an Arm’s Length Transaction	3

The Interested Party Contributions exceed the Total Closing Costs	3
Borrower 2 3rd Party VOE Prior to Close Missing	3
Housing History Does Not Meet Guideline Requirements	3
The Initial 1003 is Missing	3
B1 Tax Preparer Credential Verification Does Not Meet Guidelines	3
Third Party Fraud Report not Provided	3
Insufficient Assets for Reserves	3
Insufficient Assets to Close	3
Hazard Insurance Policy is Partial	3
Approval/Underwriting Summary Not Provided	2
Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	2
Title Document is Partially Present	2
Closing Protection Letter Missing or Defective	2
Potential Occupancy/Current Address Issues identified in the file	2
Audited DTI Exceeds Guideline DTI	2
Third Party Fraud Report Partially Provided	2
Approval/Underwriting Summary Partially Provided	2
Title Document Missing	2
Hazard Insurance Policy is Missing	2
Borrower 1 Credit Report is Missing	2
Verification of Borrower Liabilities Missing or Incomplete	2
The Deed of Trust is Missing	2
Background Report Aged	2
The Total Hazard Coverage is LESS than the Required Coverage Amount	2
Borrower 1 Business Bank Statements Missing	2
Missing Business Entity Formation Document	2
Missing Lender Income Calculation Worksheet	2
Borrower 2 Photo Identification not provided	1
NQM Funding - B2 Gap Credit Report expired outside 30-days prior to consummation	1
Borrower information on 1003 is incomplete	1
Asset 1 Does Not Meet Guideline Requirements	1
ATR: Current Employment Not Verified	1
Application Profile Missing	1
Borrower has less than 2 FICO scores and does not meet minimum required to be scored.	1
Ineligible Property	1
Cash Out Does Not Meet Guideline Requirements	1
Flood Insurance Policy Missing	1
Delinquent Credit History Does Not Meet Guideline Requirements	1
Borrower 1 CPA Letter Missing	1
Purchase Contract is Expired	1

Loan does not conform to program guidelines	1
Security Instrument Missing or Defective	1
Fraud Report Shows Uncleared Alerts	1
Title Insurance Coverage - Inadequate Coverage	1
Missing Deed of Trust Riders	1
Borrower Occupancy Certification/Affidavit Missing or Defective	1
Missing explanation and supporting documentation for large deposit(s)	1
Closing Disclosure/Settlement Statement Missing or Defective	1
Missing Fraud Product	1
Payoff Statement Missing or Defective	1
Missing Income - Bank Statements	1
Property Title Issue	1
Missing Lease Agreement	1
Purchase Contract does not Match Final CD	1
Guaranty Missing or Defective	1
Borrower 2 Business Bank Statements Missing	1
Guideline Seasoning not Met	1
Borrower Contributions Do Not Met Guideline Minimum	1
Missing Verification of Rent	1
Significant Derogatory Credit Event – Requirement Not Met	1
Hazard Insurance Effective Date is after the Disbursement Date	1
The Deed of Trust is Incomplete	1
Asset 5 Does Not Meet Guideline Requirements	1
The Final 1003 is Incomplete	1
Borrower 1 Executed 4506-T Missing	1
Asset Documentation Missing or Defective	1
Missing VVOE dated within 10 days consummation	1
Audited Interested Party Contribution Exceeds Guideline Program Maximum	1
Mortgage Payment History Missing or Defective	1
All Interested Parties Not Checked with Exclusionary Lists	1
Borrower 1 Gap Credit Report is Missing	1
HO6 Master Insurance Policy is Partial	1
NQM Funding - B1 Gap Credit Report expired outside 30-days prior to consummation	1
Closing Documentation Missing or Defective	1
Missing Personal Guaranty	1
Tradelines do not meet Guideline Requirements	1
HO6 Insurance Policy Effective Date is after the Note Date	1
Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	1
HO-6 Insurance Policy is Missing	1
1-4 Family Rider is Missing	1
HO6 Master Insurance Policy is Missing	1

		Total Credit Grade (A) Exceptions:	741
	B	Excessive LTV Ratio	9
		Significant Derogatory Credit Event – Requirement Not Met	6
		Approval/Underwriting Summary Partially Provided	3
		Audited Loan Amount is less than Guideline Minimum Loan Amount	2
		Non-Occupant Borrower Requirements Not Met	2
		Purchase Contract is Incomplete	2
		Minimum Loan Amount Not Met	1
		Audited HCLTV Exceeds Guideline HCLTV	1
		Audited LTV Exceeds Guideline LTV	1
		Maximum Loan Amount Exceeded	1
		Credit Report Missing or Defective	1
		Missing VOM or VOR	1
		DSCR Minimum Not Met	1
		Product Type does not meet eligibility requirement(s)	1
		Title Coverage is Less than Subject Lien	1
		Audited FICO is less than Guideline FICO	1
		Audited CLTV Exceeds Guideline CLTV	1
		LTV/ARLTV	1
		Housing History Does Not Meet Guideline Requirements	1
		Total Credit Grade (B) Exceptions:	37
Compliance	A	No Compliance Findings	203
		Higher-Priced Mortgage Loan Test	45
		eSigned Documents Consent is Missing	37
		Charges That Cannot Increase Test	20
		Right of Rescission is Not Executed	11
		Missing Required Affiliated Business Disclosure	9
		Charges That In Total Cannot Increase More Than 10% Test	9
		Initial Closing Disclosure Delivery Date Test	6
		CA AB 260 Higher-Priced Mortgage Loan Test	5
		TRID: Missing Loan Estimate	4
		Revised Loan Estimate Delivery Date Test (prior to consummation)	4
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	4
		Lender QM Status not validated	3
		Lender Credits That Cannot Decrease Test	3
		Intent to Proceed is Missing	3
		MD COMAR Higher-Priced Mortgage Loan Test	3
		Initial Loan Estimate Delivery Date Test (from application)	2
		Initial Loan Estimate Delivery Date Test (prior to consummation)	2
		Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	2
		Homeownership Counseling Disclosure Is Missing	2
		TILA Right of Rescission Test	2

		NC Rate Spread Home Loan Test	2
		NY Subprime Home Loan Test	2
		Final CD: Estimated Taxes, Insurance, & Assessments “In escrow? is incomplete or inaccurate ”	1
		Non-Borrower Title Holder Did Not Receive Right of Rescission Form	1
		Missing Initial Escrow Disclosure	1
		TRID: Missing Closing Disclosure	1
		Right of Rescission is Missing	1
		Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6))	1
		TILA Finance Charge Test	1
		Regulation § 1026.43(c)(2)(vi) failure - The consumer’s current debt obligations, alimony, and child support or other debt obligations were not confirmed and included in the DTI or excluded per lender guidelines.	1
		TRID: Initial Loan Estimate not provided within 3 days of application	1
		CT Nonprime Home Loan Test	1
		ME Higher-Priced Mortgage Loan Test	1
		Clarification of Application Date	1
		Qualified Mortgage Safe Harbor Threshold	1
		Total Compliance Grade (A) Exceptions:	396
	B	Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	7
		Charges That Cannot Increase Test	3
		Lender Credits That Cannot Decrease Test	2
		TILA Finance Charge Test	2
		Final CD: Non-Escrowed Property Costs over Year 1 description is missing or inaccurate	2
		RESPA Homeownership Counseling Organizations Disclosure Date Test	2
		Charges That In Total Cannot Increase More Than 10% Test	1
		Late Charge Percent is greater than 6%	1
		Late Charge Grace Period is less than 10 days	1
		Homeownership Counseling Disclosure Is Missing	1
		TRID Total of Payments Test	1
		Incorrect rescission model used - RTC form model H-8 used for Same Lender or Lender Affiliate Refinance	1
		Incorrect rescission model used - RTC form model H-9 used for refinance not with Original Lender or Lender Affiliate	1
		Total Compliance Grade (B) Exceptions:	25
Property	A	No Property Findings	295
		Third Party Valuation Product Not Provided within 10% Tolerance	25
		Appraisal Review - Missing	14
		Appraisal is Missing	10
		Condo Approval Missing	6
		Hazard Insurance Missing or Defective	6

	HOA Questionnaire is Missing	5
	Property/Appraisal General	4
	Flood Certificate Missing or Defective	2
	Flood Insurance Missing or Defective	2
	FEMA Post Disaster Inspection Report not Provided	2
	Subject property appraisal is not on an as-is basis (Primary Value)	2
	The appraisal was completed “Subject To” and the Completion Certificate in file is incomplete.	2
	Ineligible Property	2
	Market Rent - Missing or Defective	2
	Appraisal incomplete (missing map, layout, pages, etc.)	2
	Appraisal is Expired	1
	HOA Does Not Meet Guidelines	1
	Condo Questionnaire Missing or Defective	1
	Completion Report or 1004D - Missing	1
	FEMA Declared Disaster Dated Prior to the Note Date, After Appraisal Date	1
	Valuation product is deficient	1
	Appraisal Missing or Defective	1
	Flood Insurance	1
	Total Property Grade (A) Exceptions:	389
B	Ineligible Property	3
	Hazard Insurance Missing or Defective	2
	Third Party Valuation Product Not Provided within 10% Tolerance	2
	Property Issue(s) are Present	1
	Property Listed for Sale on Refinance Transaction	1
	Condo project is ineligible	1
	Ineligible Property – Square Footage	1
	Total Property Grade (B) Exceptions:	11

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. Employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding published guidelines. Employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the guidelines published. Employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review, or the credit file was not furnished.

Compliance Event Grades
A	The loan complies with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	Nonmaterial exceptions identified but do not impact the enforceability of the mortgage loan or statute of limitations has expired on the loan. Remedy to cure or reasonably good faith effort to re-disclose was made to conform to applicable laws and regulations. All cures are fully documented by copies of the originator refund letter to the borrower, referencing the violation, canceled check, and proof of delivery.
C	The loan violates one material law or regulation. A benefit to the borrower cannot be determined. Required material disclosures are absent from the loan file, or the legal documents do not accurately reflect the loan terms agreed upon. All required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review, or the required legal documents were not furnished.

Valuation Event Grades
A	Secondary value is supported within 10% of the original appraisal value. AVM used as a secondary valuation product has a value within 10% of the original appraised value and an FSD score less than or equal to .15. The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed, and the appraisal form is compliant with Uniform Standards of Professional Appraisal Practices (USPAP), Financial Institutions Reform, Recovery and Enforcement Act of 1989 (FIRREA) and satisfies applicable legal and regulatory requirements.

Valuation Event Grades
B	Additional secondary valuation products were obtained to support the original appraised value within 10%. The valuation methodology substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value cannot be supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition, or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed, or the appraisal was not performed using USPAP and FIRREA compliant appraisal forms
D	The appraisal is missing from the loan file or there was not sufficient valuation documentation to perform a review. AVM was used as a secondary value with a FSD > 0.15, or an AVM performed by a non-Fitch-reviewed vendor.